EXHIBIT 99.1

TRANSFER AGREEMENT

THIS TRANSFER AGREEMENT (this “Agreement”) is entered into as of this 4th day of December, 2009, by and among INTEGRITY PARTNERS, , LLC, a Nevada limited-liability company (“Integrity”), VILLAGE AT LONE MOUNTAIN, LLC, a Nevada limited-liability company (“Village”), and DESTINED TO INVESTIN, LLC, a Nevada limited-liability company (“DTI”); PARKWILL EAGLE, LLC, a Nevada limited-liability company (the “Parkwill”); VEGAS LAND & DEVELOPMENT, LLC, a Nevada limited-liability company (the “Vegas Land Borrower”); ASI CAPITAL CORPORATION, a Nevada corporation (the “Transferee”); and CHRIS GOODWILL, TANIA GOODWILL, LEVI PARKER and ISABELLE PARKER (collectively “Guarantors,” and each individually a “Guarantor”).

RECITALS
LOAN ONE - INTEGRITY LOAN

A.           Integrity owns that certain real property, together with all easements, rights, appurtenances, rents, royalties, mineral, oil and gas rights and profits, and water rights appurtenant thereto (the “Integrity Property”), which is located in the County of Clark, State of Nevada, and is specifically identified, and legally described, in the Exhibit A-1 attached hereto and incorporated herein by this reference.

B.           On or about December 7, 2005, Transferee made a loan to Integrity, Village, DTI, Levi Parker and Chris Goodwill (collectively, "Integrity Borrower") in the principal amount of Seven Hundred Sixty Thousand and No/100th Dollars ($760,000.00) (the “Integrity Loan”), evidenced by that certain Secured Promissory Note of even date therewith, which was amended on June 28, 2008 (the “Integrity Note”).  The Integrity Loan is secured by that certain Short Form Deed of Trust in favor of Transferee that was recorded in the Office of the County Recorder in and for Clark County, Nevada on December 29, 2006 in Book No. 20061229 as Instrument No. 00529 (the “Integrity Deed of Trust”).  Collectively, the Integrity Note and the Integrity Deed of Trust are referred to as the “Integrity Loan Documents”.

LOAN TWO - PARKWILL LOAN

C.           Parkwill is the owner of that certain real property, together with all easements, rights, appurtenances, rents, royalties, mineral, oil and gas rights and profits, and water rights appurtenant thereto (the “Parkwill Property”), which is located in the County of Clark, State of Nevada, and is specifically identified, and legally described, in the Exhibit A-2 attached hereto and incorporated herein by this reference.

D.           On or about May 31, 2007, Transferee made a loan to Parkwill (sometimes referred to herein as "Parkside Borrower") in the principal amount of One Million Five Thousand and No/100th Dollars ($1,005,000.00) (the “Parkwill Loan”), evidenced by that certain Secured Promissory Note dated May 31, 2007 (the “Parkwill Note”).  The Parkwill Loan is secured by that certain Short Form Deed of Trust dated May 31, 2007, which was recorded in the Office of the County Recorder in and for Clark County, Nevada in Book No. 20070601 as Instrument No. 0003867, and re-recorded on July 23, 2007, in the Office of the County Recorder in Clark County, Nevada in Book No. 20070723 as Instrument No. 0002421 (the “Parkwill Deed of Trust”).  Further, the Parkwill Loan is guaranteed by that certain Guaranty dated May 31, 2007 (the “Parkwill Guaranty”), which is made by each of the Guarantors in favor of Transferee.  Collectively, the Parkwill Note, the Parkwill Deed of Trust, and the Parkwill Guaranty are referred to as the “Parkwill Loan Documents”.

LOAN THREE – VEGAS LAND LOAN

E.           Vegas Land (sometime referred to herein as the “Vegas Land Borrower”) is the owner of that certain real property, together with all easements, rights, appurtenances, rents, royalties, mineral, oil and gas rights and profits, and water rights appurtenant thereto (the “Vegas Land Property”), which is located in the County of Clark, State of Nevada, and is specifically identified, and legally described, in the Exhibit A-3 attached hereto and incorporated herein by this reference.

F.           On or about July 30, 2007, Transferee made a loan to Vegas Land Borrower in the principal amount of Seven Hundred Twenty-Five Thousand and No/100th Dollars ($725,000.00) (the “Vegas Land Loan”), evidenced by that certain Secured Promissory Note dated July 30, 2007 (the “Vegas Land Note”).  The Vegas Land Loan is secured by that certain Short Form Deed of Trust dated July 30, 2007, which was recorded in the Office of the County Recorder in and for Clark County, Nevada in Book No. 20070730 as Instrument No. 03074 in the Office of the County Recorder in Clark County, Nevada (the “Vegas Land Deed of Trust”).  Further, the Vegas Land Loan is guaranteed by that certain Guaranty dated July 30, 2007 (the “Vegas Land  Guaranty”), which is made by each of the Guarantors in favor of Transferee.  Collectively, the Vegas Land Note, the Vegas Land Deed of Trust and the Vegas Land Guaranty are referred to as the “Vegas Land Loan Documents”.

LOAN DEFAULTS

G.           As of the date of this Agreement, each of Integrity Borrower, Parkwill Borrower and Vegas Land Borrower (each in its respective capacity as borrower under the applicable Loan, the “Transferor”) is in default of their respective obligations under the Integrity Loan Documents, the Parkwill Loan Documents and the Vegas Land Loan Documents (collectively, the “Loan Documents”), and the entire principal balance of each of the Integrity Loan, the Parkwill Loan and the Vegas Land Loan (collectively, the “Loans”), together with all accrued but unpaid interest, all penalties, and all late fees are due and owing.

H.           The aggregate value of the Integrity Property, the Parkwill Property and the Vegas Land Property (collectively, the “Property”) encumbered by the Loans is reasonably equivalent to the aggregate principal amount of the Loans.

I.           Transferor has offered to voluntarily transfer the Property to Transferee and to deliver certain agreements and documents to Transferee, and Transferee is willing to accept Transferor’s offer, all on the terms and conditions set forth in this Agreement, including, without limitation, Transferee’s release of Transferor and each Guarantor from personal liability with respect to the obligations under the Loan Documents.

NOW, THEREFORE, in consideration of the promises, agreements, and undertakings contained in this Agreement and for other good and valuable consideration, the receipt and adequacy of which are hereby mutually acknowledged, the parties hereto hereby agree that the above recitals are true and correct and are hereby incorporated herein by this reference and further agree as follows:

1.	TRANSFER OF PROPERTY

Transferor hereby agrees to transfer, and Transferee hereby agrees to accept title to, the Property, subject to the terms and conditions set forth in this Agreement.  Transferor and Transferee each hereby acknowledge and agree that the current fair market value of the Property is reasonably equivalent to the aggregate principal amount of the Loans.

2.	ACKNOWLEDGMENT OF DEFAULT

Transferor and each Guarantor hereby acknowledges that it is in default of its respective obligations under the Loan Documents, and that the entire unpaid principal balance thereof, together with all accrued but unpaid interest, all penalties, and all late fees thereupon, is immediately due and payable to Transferor without offset, demand, defense, or counterclaim.

3.	CLOSING OF TRANSACTION

Concurrently with the execution of this Agreement:

(a)           Each Transferor shall deliver to Transferee an executed and acknowledged Deed in Lieu of Foreclosure in the applicable form attached hereto as Exhibit B, incorporated herein by this reference (the “Deed”).

(b)           Transferor and Guarantor shall deliver to Transferee and Transferee shall deliver to Transferor and Guarantor, a Release for each Loan in the applicable form attached hereto as Exhibit C, incorporated herein by this reference.

(c)           Any and all transfer or other taxes incurred in connection with the closing of the transaction contemplated in this Section 3 shall be the responsibility of Transferee.  In addition, there shall be no prorations made at the close of escrow, the parties agreeing that Transferee shall be responsible for any and all property taxes and other costs and expenses owing at the closing of the transaction contemplated hereby and that Transferee shall benefit from any prepaid taxes, costs, or expenses prior to closing of the transaction contemplated hereby.

(d)           Transferee shall cause its title company (the “Title Company”) to issue one or more CLTA Owner’s Policies of Title Insurance (the “Title Policy”) in the amount of the individual or aggregate principal amount of the Loans, subject only to the following matters:

(i)           a lien for real property taxes, bonds, and assessments not then due; and

(ii)           exceptions otherwise approved by Transferee.

(e)           Notwithstanding anything contained in this Agreement to the contrary, Transferor and each Guarantor hereby expressly acknowledges and agrees that Transferor’s obligations under this Agreement are contingent not only on Transferor fulfilling its obligations under this Agreement, but upon Transferor’s affiliates completing the Affiliate Transfers.

4.	REPRESENTATIONS, WARRANTIES, AND COVENANTS

Each Transferor and each Guarantor hereby jointly and severally make the following representations, warranties, and covenants to Transferee, which representations and warranties shall survive the execution, delivery or this Agreement, and the execution, delivery, and recordation of the Deed for the maximum period allowed by applicable law:

(a)   No filing or petition under the federal bankruptcy law or any insolvency laws, or any laws for composition of indebtedness or for the reorganization of debtors, has been filed with regard to Transferor or any Guarantor, other than with regard to Chris Goodwill and Tania Goodwill.

(b)   Transferor and each Guarantor have received the advice of competent legal counsel of their own choosing in connection with the execution of this Agreement and all documents executed in connection herewith, or have had ample opportunity to do so and have elected not to seek such counsel.

(c)   There are no broker’s commissions or finder’s fees payable in connection with any transaction contemplated by this Agreement.

(d)   Neither Transferor nor any Guarantor is a “foreign person” within the meaning of Section 1445(f)(3) of the Internal Revenue Code, as amended.

(e)   To the best of their knowledge, the agreed value of the Property as set forth in Section 1 above is an accurate reflection of the fair market value of the Property.

(f)   The transfer of the Property hereunder is not done with intent to hinder, delay or defraud any creditor of Transferor or Guarantor and after giving effect to the transfer of the Property to Transferee, as applicable, each Transferor reasonably believes that it will have the ability to pay its debts as they become due and its assets will not be unreasonably small in relation to its liabilities.

(g)   This Agreement and all other documents delivered in connection herewith by Transferor and each Guarantor have been duly authorized, executed, and delivered by Transferor, are binding obligations of Transferor.  Neither this Agreement nor any other document to be delivered in connection herewith violates the provisions of any other agreement to which Transferor or any Guarantor is a party.

(h)   The execution, delivery, and recordation of the Deed is intended to, and shall effect, an absolute conveyance and transfer of the Property and shall not constitute a mortgage, trust conveyance, or security interest of any kind therein.

(i)   It is the intention of Transferor and each Guarantor for the Transferor, as the grantor in the Deed, to convey to Transferee all of right, title, estate, and interest absolutely in and to the applicable Property now vested in Transferor.  No Guarantor has any vested interest in any of the Property.

(j)   Possession of the Property is intended to be, and will be, surrendered to Transferee concurrent with the conveyance of title to Transferee.

(k)   The Guarantors are duly licensed as real estate sale persons and/or real estate brokers in the State of Nevada.

(l)   Following the closing hereunder, neither the Transferor nor any Guarantor shall have any right, title, lien, interest, estate, or claim, now or hereafter, on or against the Property or Transferee.  All other rights, titles, interests, estates, liens, and claims of Transferor or any Guarantor, whether by agreement, at law, or in equity, being hereby expressly waived, and to the extent that any court shall seek to find any right, title, estate, interest, lien, or claim in favor of Transferor or any Guarantor, the Transferor and each Guarantor hereby agrees that such right, title, interest, estate, lien, or claim shall be limited to a right to damages and not to any lien or claim on the Property.

(m)   Neither Transferor nor any Guarantor has performed any excavation, dumping, or burial of any refuse materials or debris of any nature whatsoever on the Property, and to the best of their knowledge no other person has performed such activities.  To the best of Transferor's and Guarantor's knowledge, there are no Hazardous Substances on the Property that would subject Transferee to any liability under any Environmental Law, including, but not limited to, the disposal of any foreign objects or materials upon or in the Property, whether lawful or otherwise.  Without limiting the generality of the foregoing, to the best of Transferor's and Guarantor's knowledge:

(i)           The Property is not now and has never been used to generate, manufacture, refine, transport, treat, store, handle, dispose, transfer, produce, process or in any manner deal with Hazardous Substances;

(ii)           No Hazardous Substances have ever been installed, placed, or in any manner dealt with on the Property;

(iii)           No owner of the Property nor any tenant, subtenant, occupant, prior tenant, prior subtenant, prior occupant or person (collectively, “Occupant”) has received any notice or advice from any governmental agency or any Occupant with regard to Hazardous Substances on, from or affecting the Property; and

(iv)           No radon or other radioactive materials are located on the Property.

5.	ESCROW

To accomplish the transfer of the Property, Transferee may establish, in its sole discretion, an escrow (the “Escrow”) with Title Company.  In the event that Transferee shall establish the Escrow, each of the Transferor and each Guarantor shall execute such instructions to Title Company as are consistent with this Agreement.

6.	INTENTIONALLY OMITTED

7.	FURTHER ASSURANCES

Whenever requested to do so by the other party, each party shall execute, acknowledge, and deliver any and all such further conveyances, assignments, confirmations, satisfactions, releases, powers of attorney, instruments of further assurance, approvals, consents, and any and all such further instruments and documents as may be necessary, expedient, or proper, in order to complete any and all conveyances, transfers, sales, and assignments contemplated by this Agreement, and to do any and all other acts and to execute, acknowledge, and deliver any and all documents as so requested in order to carry out the intent and purpose of this Agreement.

8.	SUCCESSORS AND ASSIGNS

This Agreement shall be binding upon and inure to the benefit of the parties, and their successors, heirs, and assigns.

9.	LITIGATION COSTS

If either party commences an action against the other to enforce any of the terms hereof or because of the breach by either party of any of the terms hereof, the prevailing party in such action shall be entitled to recover its attorney fees and costs and expenses incurred in connection with the prosecution or defense of such action, including any appeal thereof, in addition to all other relief.

10.	INTEGRATION

This Agreement and the other agreements and documents referred to herein set forth the entire agreement and understanding of the parties. The only consideration for the execution of this Agreement is the consideration expressly recited herein.  No other promise or agreement of any kind or nature has been made to or with the parties by any person or entity whatsoever to cause them to sign this Agreement.

11.	AMENDMENT

This Agreement may not be altered, amended, modified, or otherwise changed in any respect whatsoever, except by a writing executed by an authorized representative by each party hereto.

12.	COUNTERPARTS

This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, and all of such counterparts, taken together, shall constitute one and the same instrument.

13.	SEVERABILITY

If any term or provision of this Agreement shall be held invalid or unenforceable to any extent, the remainder of this Agreement shall not be affected thereby.

14.	WAIVERS

No waiver or breach of any covenant or provision herein contained shall be deemed a waiver of any other covenant or provision herein contained, and no waiver shall be valid unless in writing and executed by the waiving party.  No extension of time for performance of any obligation or act shall be deemed an extension of the time for performance of any other obligation or act.

15.	CONSTRUCTION

The section titles in this Agreement are used for convenience of finding the subject matter and are not to be taken as part of the instrument or used to interpret this Agreement.  The singular form shall include the plural and the masculine shall include the feminine and vice versa.  This Agreement shall not be construed as if it had been prepared by one of the parties, but rather as if both parties have prepared the same.  Unless otherwise indicated, all references to sections are to this Agreement.  All exhibits referred to in this Agreement are attached hereto and incorporated herein by this reference.

16.	NEUTRAL INTERPRETATION

The provisions contained herein shall not be construed in favor of or against any party because that party or its counsel drafted this Agreement, but shall be construed as if all parties prepared this Agreement, and any rules of construction to the contrary are hereby specifically waived.  The terms of this Agreement were negotiated at arm’s length by the parties hereto.

17.	WAIVER OF JURY TRIAL

Transferor and each Guarantor waives any right to trial by jury with respect to any action or proceeding:

(a)           brought by Transferor, Transferee, any Guarantor, or any other person relating to any understandings or prior or subsequent dealings between the parties, or to this Agreement or any of the documents entered into in connection herewith, including, but not limited to, those attached hereto as exhibits; and/or

(b)           to which Transferor or any Guarantor is made a party.

Transferor and each Guarantor agrees that this Agreement constitutes a written consent to waiver of trial by jury.  Transferor and each Guarantor does constitute and appoint Transferee as its true and lawful attorney-in-fact (the appointment being coupled with an interest).

18.	GOVERNING LAW

This Agreement shall be governed by and construed in accordance with the laws of the State of Nevada.

19.	DEFINITIONS

“Environmental Laws” means all federal, state, local, or municipal laws, rules, orders, regulations, statutes, ordinances, codes, decrees, or requirements of any government authority regulating, relating to, or imposing liability or standards of conduct concerning any Hazardous Substance, or pertaining to occupational health or industrial hygiene (and only to the extent that the occupational health or industrial hygiene laws, ordinances, or regulations relate to Hazardous Substances on, under, or about the Property), occupational or environmental conditions on, under, or about the Property, as now or may at any later time be in effect, including without limitation, the Comprehensive Environmental Response, Compensation and Liability Act of 1980 (“CERCLA”) (42 U.S.C.A. §9601 et. seq. and 40 CFR §302.1 et. seq.); the Resource Conservation and Recovery Act of 1976 (“RCRA”) (42 U.S.C.A. §6901 et. seq.); the Clean Water Act also known as the Federal Water Pollution Control Act (“FWPCA”) (33 U.S.C.A. §1251 et. seq. and 40 CFR §116.1 et. seq.); the Toxic Substances Control Act (“TSCA”) (15 U.S.C.A. §2601 et seq.); the Hazardous Materials Transportation Act (“HMTA”) (49 U.S.C.A. § 1801 et seq.); the Insecticide, Fungicide, Rodenticide Act (7 U.S.C.A. §136 et. seq.); the Clean Air Act 42 U.S.C.A. §7401 et. seq.); the Safe Drinking Water Act (42 U.S.C.A. §300f et. seq.); the Emergency Planning and Community Right to Know Act (42 U.S.C.A §11001 et. seq.); the Endangered Species Act (16 U.S.C. §1531 et. seq.); the Toxic Substances Control Act (15 U.S.C. §2601 et. seq.); the Occupational Safety and Health Act (29 U.S.C. §651 et. seq.), those relating to lead based paint, and the Hazardous Materials Transportation Act (49 U.S.C. §1801 et. seq.); Nev. Rev. Stat. ch. 444; Nev. Rev. Stat. ch 445; Nev. Rev. Stat. ch 459; Nev. Rev. Stat. § 477.045; Nev. Rev. Stat. ch. 590; Nev. Rev. Stat. §§ 618.750 to 618.850, inclusive; the Uniform Fire Code, as adopted by and now or hereafter in effect in the State of Nevada, and the regulations promulgated pursuant to each and every such law, together with any amendments of, or regulations promulgated under, the statutes cited above and any other federal, state, or local law, statute, ordinance, or regulation now in effect or later enacted which pertains to occupational health or industrial hygiene (and only to the extent that the occupational health or industrial hygiene laws, ordinances, or regulations relate to Hazardous Substances on, under, or about the Property), or the regulation or protection of the environment, including, but not limited to,  ambient air, soil, soil vapor, groundwater, surface water, or land use.

“Hazardous Substances” includes, without limitation, the following: (a) those substances included within the definitions of “hazardous substance,” “hazardous waste,” “hazardous material,” “toxic substance,” “solid waste,” “pollutant or contaminant,” or any similar defined term or phrase contained in any of the Environmental Laws; (b) those substances listed in the United States Department of Transportation (“DOT”) Table (49 CFR §172.101) as hazardous substances; (c) those substances listed by the Environmental Protection Agency (“EPA”), or any successor agency, as hazardous substances (40 CFR Part 302); (d) other substances, materials, and wastes that are or become regulated or classified as hazardous or toxic under federal, state, or local laws or regulations; and (e) any material, waste, or substance that is:  (i) a petroleum or refined petroleum product; (ii) asbestos; (iii) polychlorinated biphenyl; (iv) designated as a hazardous substance pursuant to 33 U.S.C.A §1321 or listed pursuant to 33 U.S.C.A §1317; (v) a flammable explosive; or (vi) a radioactive material.

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IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

TRANSFERORS:	TRANSFEREE:

INTEGRITY BORROWER:	ASI CAPITAL CORPORATION,
a Nevada corporation
INTEGRITY PARTNERS,
a Nevada limited-liability company	By: /s/ JERRY POLIS
JERRY POLIS, President
By: /s/ LEVI PARKER
LEVI PARKER, Manager

VILLAGE AT LONE MOUNTAIN, LLC,
a Nevada limited-liability company

By: Integrity Partners, a Nevada limited liability company

By: /s/ LEVI PARKER
LEVI PARKER, Manager

DESTINED TO INVESTIN, LLC,
a Nevada limited-liability company

By: /s/ LEVI PARKER
LEVI PARKER, Manager

[Signatures Continued on Next Page]

PARKWILL BORROWER:

PARKWILL EAGLE, LLC,
a Nevada limited liability company

By:   /s/ CHRIS GOODWILL
CHRIS GOODWILL, Manager

By:   /s/ LEVI PARKER
LEVI PARKER, Manager

VEGAS LAND BORROWER:

VEGAS LAND & DEVELOPMENT, LLC,
a Nevada limited-liability company

By:   /s/ CHRIS GOODWILL
CHRIS GOODWILL, Manager

By:   /s/ LEVI PARKER
LEVI PARKER, Manager

GUARANTORS:

  /s/ CHRIS GOODWILL
CHRIS GOODWILL, Manager

  /s/ LEVI PARKER
LEVI PARKER, Manager

  /s/ TANIA GOODWILL
TANIA GOODWILL, an individual

  /s/ ISABELLE PARKER
ISABELLE PARKER, an individual